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                                  SCHEDULE 14C
                              INFORMATION STATEMENT

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[X] Preliminary Information Statement
[_] Confidential for use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[ ] Definitive Information Statement



                              StereoScape.com, Inc.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A
     (2) Aggregate number of securities to which transaction applies: N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
     (4) Proposed maximum aggregate value of transaction: N/A (5) Total fee paid: N/A

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid: N/A
     (2) Form, Schedule or Registration Statement No.: N/A
     (3) Filing Party: N/A
     (4) Date Filed: N/A



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                              StereoScape.com, Inc.
                              3440 Highway 9 South
                           Freehold, New Jersey 07728

                              INFORMATION STATEMENT

We are not asking you for a proxy and you are not requested to send a proxy

Approximate date of mailing of this Information Statement: March 31, 2002

TO ALL STOCKHOLDERS:

NOTICE is hereby given that StereoScape.com, Inc., ("we", "us" or the "Company") will take the following actions pursuant to written consent of a majority of our stockholders:

To amend our Articles of Incorporation to change our name to Marx Toys and Entertainment Corp., or such other similar name as may be available.

Stockholder of Records on the close of business on March 21, 2003, are entitled to notice of the foregoing.

The Company will pay all costs of preparing, printing and mailing this Information Statement.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.



Date:  March 11, 2003             /s/  Steven Wise
                                  ----------------------
                                  Steven Wise, President


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                                TABLE OF CONTENTS

INTRODUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT . . . . . . . . .2
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF  . . . . . . . . . . . .3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS  . . . . . . . . . . . .3
SECURITY OWNERSHIP OF MANAGEMENT . . . . . . . . . . . . . . . . . . . .4
STOCKHOLDER ACTION . . . . . . . . . . . . . . . . . . . . . . . . . . .5
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .5


                                  INTRODUCTION

This Information Statement is being furnished by the board of directors of Redwood Energy Group, Inc., ("we", "us" or the "Company"), to stockholder in connection with actions taken by certain stockholders holding a majority of the outstanding shares of the Company by written consent without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION

Q. Who is entitled to receive this Information Statement?

A. All record holders of our common stock as of the close of business on February 14, 2003, are entitled to receive this Information Statement. On that day, approximately 12,671,240 shares of common stock were issued and outstanding and eligible to receive this Information Statement.

Q. Why is the Company sending me this Information Statement?

A. The Securities and Exchange Commission requires the Company to notify you of actions taken by stockholders without a meeting. In this case, the board of directors has approved, and the stockholders have approved and ratified by written consent, a change in the Company's name from StereoScape.com, Inc., to Marx Toys and Entertainment Corp., or such other similar name as may be available.

Q. Why is the Company changing its name?

A. We are changing our name to better reflect the recent change our business model through its Marx Toys, Inc. ("Marx") subsidiary, which sells collectible action figures and play sets primarily through the Internet and via telemarketing.

Q. What am I required to do?

A. Nothing. We are providing you with information about our name change.

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Q. Should I send my stock certificates now?

A. No. After the name change is completed, you may at your option and your expense send in your stock certificates to the Company's transfer agent for new certificates reflecting the name change. You are not required to exchange your stock certificates if you do not wish to incur the expense.

Q. Am I entitled to dissenter's rights?

A. No. The Nevada Revised Statutes does not provide for dissenter's rights in connection with a name change.

Q. What interests in the name change do the members of management have?

A. No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment which is not shared by all other stockholders.



                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the record date, our authorized capitalization consisted of 100,000,000 shares of common stock. As of the record date, there were 26,073,000 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles the holder to one vote on each matter submitted to the shareholder.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows, with respect to each person or entity known to the Company to be the beneficial owner of more than 5% of the Company's common stock (other than as set forth in the "Security Ownership of Management" table below),
(1) the number of shares of common stock so owned, and (2) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of March 11, 2003).

Name and address                    Number of        Percentage of Outstanding
of Beneficial Owner(a)              Shares Owned     Shares Owned (b)
---------------------------------------------------------------------
Steven Wise                         5,000,000                 19.17%
Marnco, Inc.                        3,000,000                 11.50%
Shia Holdings, Inc.                 2,000,000                   7.67%

All directors and executive officers
as a group (1 persons)              5,000,000                 19.17%

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(a) All information with respect to beneficial ownership of the shares is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided by such beneficial owners to the Company. Shares include stock options and warrants exercisable within 60 days.
(b) For each beneficial owner, the "Percentage of Outstanding" equals each owner's actual holdings of shares plus shares represented by unexercised options and warrants held, divided by total shares outstanding of the Company at March 3, 2003, of 26,073,000, plus the above-referenced unexercised options and warrants of the referenced holder only. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.



                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the beneficial ownership as of March 11, 2003, of the common stock of the Company by each director who owns shares, by the director nominees, all executive officers, and all directors and executive officers as a group. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. The address for all of the executive officers and directors is the address of the Company's principal executive offices, which are located at 3440 Highway 9 South Freehold, New Jersey 07728.


Title of  Name of                          Amount and Nature of      Percentage
Class     Beneficial Owner                 Beneficial Ownership(2)   of Class
--------  ---------------------            ------------------------  ----------
Common    Steven Wise(1)                   5,000,000                 19.17%

-------------------------------------------------------------------
Common    Officers, Directors and          5,000,000                 19.17%
          Nominees as a Group:  1 person

(1)  Officer and/or Director of the Company
(2) The term "beneficial owner" refers to both the power of investment (the right to buy and sell) and rights of ownership (the right to received distributions from the company and proceeds from sales of the shares). Inasmuch as these rights or shares may be held by more than one person, each person who has a beneficial ownership interest in shares is deemed the beneficial owners of the same shares because there is shared power of investment or shared rights of ownership.

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                               STOCKHOLDER ACTION

Stockholders holding approximately 55% of our outstanding common stock have approved and ratified the following resolution amending our Articles of
Incorporation:

RESOLVED, that Article I of the Article of Incorporation of the Company shall be amended to read as follows:

                                    ARTICLE I

                                      NAME

The name of the Corporation shall be: Marx Toys and Entertainment Corp.

                             ADDITIONAL INFORMATION

You may access additional information regarding the Company, including all reports filed with the Securities and Exchange Commission, through the Securities and Exchange Commission's EDGAR archives at www.sec.gov.



BY ORDER OF THE BOARD OF DIRECTORS


/s/ Steven Wise
----------------------------------
Steven Wise, Chairman of the Board


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